                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 3, 2001


                              UNITEDGLOBALCOM, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                  0-21974               84-1116217
      (State or other             (Commission           (IRS Employer
      jurisdiction of             File Number)         Identification #)
       incorporation)


             4643 SOUTH ULSTER STREET, SUITE 1300, DENVER, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

On December 3, 2001, the Company, Liberty Media Corporation ("Liberty"), Liberty Media International, Inc. and Liberty Global, Inc. announced that they and certain major stockholders of the Company had entered into an Agreement and Plan of Restructuring and Merger (the "Merger Agreement"). A copy of the Merger Agreement is attached as an exhibit to this Form 8-K.

ITEM 7.  EXHIBITS

99.1     Agreement and Plan of Restructuring and Merger, Dated as of
         December 3, 2001, among UnitedGlobalCom, Inc., New UnitedGlobalCom, Inc., United/New United Merger Sub, Inc., Liberty Media Corporation, Liberty Media International, Inc., Liberty Global, Inc. and each Person indicated as a "Founder" on the signature pages thereto, and Exhibits appended thereto.

99.2     Chart setting forth the Company's pro forma transaction structure.

99.3 Press Release of UnitedGlobalCom, Inc. and Liberty Media Corporation dated December 3, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITEDGLOBALCOM, INC.

                                          By:  /s/ Frederick G. Westerman, III
                                               ---------------------------------
                                               Frederick G. Westerman, III
                                               Chief Financial Officer


Dated:  December 3, 2001

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

99.1     Agreement and Plan of Restructuring and Merger, Dated as of
         December 3, 2001, among UnitedGlobalCom, Inc., New UnitedGlobalCom,
         Inc., United/New United Merger Sub, Inc., Liberty Media Corporation,
         Liberty Media International, Inc., Liberty Global, Inc. and each Person indicated as a "Founder" on the signature pages thereto, and Exhibits appended thereto.

99.2     Chart setting forth the Company's pro forma transaction structure.

99.3 Press Release of UnitedGlobalCom, Inc. and Liberty Media Corporation dated December 3, 2001.